Exhibit 10.8

SECOND GLOBAL AMENDMENT TO

UNSECURED CONVERTIBLE PROMISSORY NOTES

Issued August 5, 2011

THIS SECOND GLOBAL AMENDMENT TO UNSECURED CONVERTIBLE PROMISSORY NOTES (the “Amendment”) is entered into this 20th day of December 2011, by and among Cempra Holdings LLC, a Delaware limited liability company (the “Company”), and the undersigned holders of Unsecured Convertible Promissory Notes (the “Bridge Notes”) issued pursuant to that certain Unsecured Convertible Promissory Note and Warrant Purchase Agreement dated August 5, 2011 (the “Purchase Agreement”), by and among the Company and the purchasers listed on Schedule A thereto (collectively, the “Note Holders”).

WHEREAS, the Company desires to enter into that certain Loan and Security Agreement by and among the Company, its subsidiaries Cempra Pharmaceuticals, Inc. and CEM-102 Pharmaceuticals, Inc. (together with the Company, the “Borrowers”), and Hercules Technology Growth Capital, Inc. (“Hercules”) dated as of the date hereof (the “Loan Agreement”), pursuant to which Hercules will make available to the Borrowers term loans in an aggregate principal amount of up to $25 million (the “Senior Debt”);

WHEREAS, as an inducement for Hercules to make the loans under the Loan Agreement, the Company and the Note Holders desire to amend the Bridge Notes to, among other things, extend the maturity date of the Bridge Notes, subordinate the Bridge Notes to the Senior Debt in accordance with the terms of the Loan Agreement and grant the Note Holders the right to voluntarily convert the Bridge Notes into Preferred Class C Shares of the Company prior to the maturity date;

WHEREAS, the Bridge Notes provide in Section 14 thereof that they may be amended by the written consent of the Company and the Majority Holders (as defined therein) and that any such amendment effected in accordance with Section 14 will be binding on the holders of each of the Bridge Notes; and

WHEREAS, the undersigned Note Holders constitute the Majority Holders required to amend the Bridge Notes.

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth in this Amendment, and other good and valuable consideration, the receipt of which is hereby acknowledged, and pursuant to Section 14 of the Bridge Notes, the parties to this Amendment mutually agree as follows:

1. Capitalized Terms. All capitalized terms used herein that are not otherwise defined herein shall have the meanings assigned to them in the Bridge Notes unless the context hereof requires otherwise.

2. Amendment. The Bridge Notes are hereby amended as follows.

(A) The following legend is hereby affixed to the Bridge Notes:

“THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT BY AND AMONG HERCULES TECHNOLOGY GROWTH CAPITAL, INC., CEMPRA HOLDINGS, LLC AND THE HOLDER OF THIS NOTE. THE SUBORDINATION AGREEMENT CONTAINS PROVISIONS RESTRICTING, AMONG OTHER THINGS, CERTAIN PAYMENTS TO, AND THE EXERCISE OF CERTAIN RIGHTS AND REMEDIES BY, THE HOLDER OF THIS NOTE.”

(B) The fourth sentence of Section 2 of the Bridge Notes is hereby deleted in its entirety and replaced with the following sentence:

“Principal and accrued interest on the Note shall be due and payable upon the earlier to occur of (i) the repayment in full of the Hercules Indebtedness (as defined below) and (ii) the date that is six months after the Term Loan Maturity Date (as defined in the Hercules Loan Agreement (as defined below)) (the “Maturity Date”).”

(C) The following Section 4.9 is hereby added to the Bridge Notes:

“4.9. Voluntary Conversion. At any time prior to the Maturity Date, the Holder may, at its option, elect to convert the outstanding principal and all accrued but unpaid interest thereon into a number of shares of Class C Shares equal to (i) the aggregate outstanding principal and unpaid accrued interest due under this Note as of the date of such election, divided by (ii) the Class C Conversion Price.”

(D) The following Section 16 is hereby added to the Bridge Notes:

“16. Subordination. The repayment of the principal amount and accrued interest of the Note shall be subordinated to the Hercules Indebtedness and the related security interest in the Hercules Collateral (as defined below) pursuant to the terms of that certain Subordination Agreement by and among Hercules, the Company and the holders of the Bridge Notes, dated as of December __, 2011 (the “Subordination Agreement”). “Hercules Indebtedness” means the principal of, interest on, and other obligations related to the indebtedness of the Company for money borrowed from Hercules Technology Growth Capital, Inc. (“Hercules”) in a maximum principal amount of up to $25,000,000 pursuant to that certain Loan and Security Agreement by and between the Company, each of the Company’s subsidiaries and Hercules, dated as of December __, 2011 (the “Hercules Loan Agreement”). “Hercules Collateral” means the Collateral as defined in the Hercules Loan Agreement and all liens of Hercules in any property of the Company to secure the Secured Obligations (as defined in the Hercules Loan Agreement).”

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3. No Other Amendment. Except as specifically amended pursuant to this Amendment, the Bridge Notes shall remain in full force and effect in accordance with their terms.

4. Governing Law. All questions concerning the construction, validity and interpretation of this Amendment will be governed by and construed in accordance with the internal law (and not the law of conflicts) of the State of Delaware.

5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6. Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, all the Note Holders and their heirs, successors and assigns.

[The next page is the signature page.]

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IN WITNESS WHEREOF, the parties have executed this Second Global Amendment to Unsecured Convertible Promissory Notes as of the date first above written.

COMPANY:	CEMPRA HOLDINGS, LLC

	By:	/s/ Prabhavathi Fernandes
	Name:	Prabhavathi Fernandes, Ph.D.
	Title:	President

NOTE HOLDERS:	QUAKER BIOVENTURES II, L.P.

	By:	Quaker Bioventures Capital II, L.P.,
its General Partner

	By:	Quaker Bioventures Capital II, LLC,
its General Partner

	By:	/s/ Sherrill Neff
	Name:	Sherrill Neff
	Title:	Member

DEVON PARK BIOVENTURES, L.P.

	By:	Devon Park Associates, L.P.,
its General Partner

	By:	/s/ Devang Kantesaria
	Name:	Devang Kantesaria
	Title:	General Partner

Signature Page to Second Global Amendment to Unsecured Convertible Promissory Notes

NOTE HOLDERS:	AISLING CAPITAL II, LP

	By:	Aisling Capital Partners, LP,
its General Partner

	By:	/s/ Lloyd Appel
	Name:	Lloyd Appel
	Title:	CEO

BLACKBOARD VENTURES INC.

	By:	/s/ Terry Woodward
	Name:	Terry Woodward
	Title:	Designated Signatory

INTERSOUTH PARTNERS VI, L.P.

	By:	Intersouth Associates VI, LLC,
its General Partner

	By:	/s/ Richard Kent
	Name:	Richard Kent
	Title:	Member, acting pursuant to Power of Attorney

INTERSOUTH PARTNERS VII, L.P.

	By:	Intersouth Associates VII, LLC,
its General Partner

	By:	/s/ Richard Kent
	Name:	Richard Kent
	Title:	Member, acting pursuant to Power of Attorney

Signature Page to Second Global Amendment to Unsecured Convertible Promissory Notes

NOTE HOLDERS:	/s/ I. Wistar Morris, III
I. Wistar Morris, III

/s/ Martha H. Morris
Martha H. Morris

COTSWOLD FOUNDATION

	By:	/s/ Martha H. Morris
Name:
Title:

ELEVENTH GENERATION PARTNERSHIP, LP

	By:	/s/ Martha H. Morris
Name:
Title:

Signature Page to Second Global Amendment to Unsecured Convertible Promissory Notes